SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                    Filed Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                  June 13, 1996
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                               Zing Technologies, Inc.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       New York                     0-14328                  13-2650621
- --------------------               ----------                ----------
(State or other                    (Commission              (IRS Employer
jurisdiction of                    File Number)             Identification
incorporation)                                                   Number)





                               115 STEVENS AVENUE
                            VALHALLA, NEW YORK  10595
                            -------------------------

                    (Address of principal executive offices)




Registrant's telephone number, including area code:(914) 747-7474
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     This Current Report on Form 8-K is filed by Zing Technologies, Inc., (the
"Registrant") with its principal offices located at 115 Stevens Avenue, Valhalla, New York, 10595 to report that on June 13, 1996 the Registrant received $2,000,000 of additional purchase price from Arrow Electronics under the Registrant's February 12, 1993 Asset Purchase Agreement with Arrow.



Item 5.   Other Events.

     On June 13, 1996, the Registrant received the entire $2,000,000 of additional purchase price from the May 19, 1993 sale to Arrow Electronics of the Registrant's high reliability electronic components distribution and value added businesses and the assets and liabilities related thereto.

     Under the Registrant's agreement with Arrow, the additional purchase price was based upon the average annual sales achieved by Arrow of high reliability electronic components (including the business formerly conducted by the Registrant) for the two-year period May 1994 - May 1996.




























































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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ZING TECHNOLOGIES, INC.



                              By:  /s/ Martin S. Fawer
                                   -----------------------------
                                   Name: Martin S. Fawer
                                   Title: Treasurer


Date: June 20, 1996